                                  AMENDMENT NO. 1
                           (RATE MODIFICATION AMENDMENT)

     THIS AMENDMENT NO. 1 (Rate Modification Amendment) is made this 8th day of March, 1999, by and between Incomnet Communications Corporation ("Customer") and WorldCom Network Services, Inc. ("Worldcom"), to those certain Program Enrollment Terms to that certain Telecommunications Services Agreement TSA# ICC-981101 made by and between Customer and WorldCom dated November 1, 1998 (the "TSA"). In the event of any conflict between the terms of the TSA, and the terms of this Amendment No. 1, the terms of this Amendment No. 1 shall control. The TSA, and this Amendment No. 1 shall collectively be referred to as the "Agreement". The effective date of this Rate Modification Amendment shall be March 12, 1999 ("Effective Date").

1.   SPECIAL SWITCHED ACCESS INTERSTATE RATES

Notwithstanding anything to the contrary contained in Subsection IC of the Rate and Discount Schedule regarding SWITCHED ACCESS Services, Customer will receive the following rates with respect to the SWITCHED ACCESS Services described below, provided, however, Customer shall be responsible for submitting NPA/NXX numbers within the state of California to a WorldCom specified "California 1+ Rate Plan" subaccount for rating in accordance with (ii) below and failure of the Customer to effect the submission of such California NPA/NXX numbers to the California 1+ Rate Plan sub-account will result in rating in accordance with Subpart (i) below:


     (i) 1+ Interstate calls originating from an NPA/NXX outside the state of California and terminating within the remaining 48 contiguous United States: $[*] per minute (not subject to further discount)

     (ii) 1+ Interstate calls originating from an NPA/NXX within the state of California and terminating within the remaining 48 contiguous United States: $[*] per minute (not subject to further discount)

     (iii) Toll Free Interstate calls originating and terminating within the 48 contiguous United States: $[*] per minute

2.   SPECIAL INTRASTATE RATES

Commencing as of the Effective Date and continuing throughout the Service Term and any extensions thereto, Customer will receive the Special Intrastate Rates for SWITCHED ACCESS 1+ Service and SWITCHED ACCESS TOLL FREE Service described below.


          STATE          SPECIAL INTRASTATE RATE
          -----          -----------------------
          Alabama                  [*]
          Arkansas
          Connecticut
          Florida
          Georgia
          Indiana
          Kansas
          Kentucky
          Maine
          Maryland
          Michigan
          New Jersey
          New York
          Ohio
          Oregon
          Rhode Island
          Tennessee
          Utah
          Virginia
          Wisconsin


3.   SPECIAL INTERNATIONAL RATES

Commencing as of the Effective Date and continuing throughout the Service Term and any extensions thereto, Customer will receive the Special International Rates for DEDICATED ACCESS 1+ Service, SWITCHED ACCESS 1+ Service and SWITCHED ACCESS 1+ Service from Hawaii ("HI") described below.


COUNTRY          DEDICATED RATE           SWITCHED RATE          SWITCHED RATE FROM HI
-------          --------------           -------------          ---------------------
Australia            $[*]                      $[*]                     $[*]
Argentina
Brazil
Cambodia
Chile
China
El Salvador
France
Germany


COUNTRY          DEDICATED RATE           SWITCHED RATE          SWITCHED RATE FROM HI
-------          --------------           -------------          ---------------------

Guatemala            $[*]                      $[*]                     $[*]
Hong Kong
India


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

Japan
Nicaragua
Nigeria
Russia
South Korea
Taiwan
Thailand
Vietnam


Except as amended herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extension thereof.

IN WITNESS WHEREOF the parties have entered into this Amendment No. 1 on the date first written above.



 WORLDCOM NETWORK SERVICES,          INCOMNET COMMUNICATIONS
 INC.                                CORPORATION

 By    /s/ Robert Brejcha            By    /s/ Michael J. Keebaugh
   ----------------------------        -----------------------------------
            (Signature)                            (Signature)

       Robert Brejcha                      Michael J. Keebaugh
-------------------------------      -------------------------------------
        (Print Name)                          (Print Name)

       Vice President                      Sr. VP Operations
-------------------------------      -------------------------------------
           (Title)                               (Title)


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